                                                                    EXHIBIT 99.1

  December 1, 1997


  ADVICE 1715-E (DRAFT)

  Public Utilities Commission of the State of California

  Pacific Gas and Electric Company (PG&E) hereby submits for filing revisions to its electric tariff sheets. The affected tariff sheets are listed on the enclosed Attachment I.

  Pursuant to California Public Utilities Commission Decision (D.) 97-09-055, Ordering Paragraph 4, PG&E hereby transmits for filing, subsequent to on the pricing date of this series of Rate Reduction Bonds (RRBs), the initial Fixed Transition Amount (FTA) charges/1/ for the series. This Issuance Advice Filing is for the RRB series Rate Reduction Certificates Series 1997-
  1______, class(es) ________.A-1, A-2, A-3, A-4, A-5, A-6, A-7, and A-
  8.

  This filing establishes initial FTA charges for rate schedules for residential and small commercial customers. This filing also establishes the Transition Property to be sold to the Transition Property Owner (Special Purpose
  Entity (SPE).

  Pursuant to the instruction of the Administrative Law Judge Division, PG&E also submits, on behalf of itself and on behalf of PG&E Funding LLC, copies of the UCC-1 Financing Statements relating to the Transition Property, as that term is defined in Public Utilities Code (PU Code) section 840(g), in compliance with PU Code sections 843(b) and 844(c).

  BACKGROUND

  In D. 97-09-055, the Commission authorized PG&E to file Issuance Advice Letters when pricing terms for RRBs have been established. Issuance Advice Letter filings are those in which PG&E uses the bond sizing methodology and FTA charge formulas found reasonable by the Commission in D. 97-09-055 to establish initial FTA charges for a series of RRBs. Using the methodology approved by the Commission in D. 97-09-055, this filing establishes FTA charges.

  Because this series of RRBs is being issued prior to January 1, 1998, to preserve the rate freeze mandated by Assembly Bill 1890, concurrent with the implementation of the FTA charges, the Energy Cost Adjustment Clause


----------------------
/1/ After a series of discussions with members of the Legislature and other parties, the utilities agreed to use the term "Trust Transfer Amount" (TTA) rather than "FTA" on customers' bills.

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 2

rate component will be reduced by an amount equal to the FTA charges so that total rates remain frozen.


ISSUANCE INFORMATION
Rate Reduction Bond Name:                     Rate Reduction Certificates, Series 1997-1
-------------------------
Rate Reduction Bond Issuer:                   California Infrastructure and Economic Development
---------------------------                   Bank Special Purpose Trust PG&E-1

Transition Property Owner (SPE):              PG&E Funding LLC
--------------------------------
Trustee(s):
-----------
Note Trustee:                                 Bankers Trust Company
                                              of California, NA
Delaware Trustee:                             Bankers Trust (Delaware)
Certificate Trustee:                          Bankers Trust Company of California, NA

Closing Date:                                 December 8, 1997
-------------
Bond Rating:
------------
Moody's                                       Aaa
S&P                                           AAA
Fitch                                         AAA
Face value of Amount Issued:                  $2,901,000,000.00
----------------------------
Issuance Costs/2/:                            $20,200,000.00
------------------
Issuance Costs Approved by
Infrastructure Bank or STO:                   $17,785,000.00
---------------------------
Issuance Costs as a Percent of
Amount Issued:                                0.696%
------------------------------
Cumulative Aggregate Cumulative
Issuance Costs for all Series:                $20,200,000.00
-------------------------------
Transition Costs Financed:                    $2,880,800,000.00
--------------------------

Coupon Rate(s), Expected Final
Maturities, and Legal Final Maturities:

------------------------------------

/2/ This is an estimate. The actual issuance cost will not be known until after the RRBs have been issued and final invoices have been received. The sum of the issuance costs and the financed transition costs is the amount of RRBs issued, which is fixed at the time of filing of this Issuance Advice Letter. Therefore, any difference between the estimated issuance costs and the actual issuance costs will cause an adjustment to the financed transition costs.

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 3



                            Coupon               Expected Final                   Legal Final
                             Rates                 Maturities                      Maturities
                       -------------------------------------------------------------------------------
Series 1997-1/3/             6.37%               Not applicable                  Not applicable

Class A-1                    5.94%             September 25, 1998              September 25, 2000
Class A-2                    6.01%                June 25, 1999                  June 25, 2001
Class A-3                    6.15%                June 25, 2000                  June 25, 2002
Class A-4                    6.16%                June 25, 2001                  June 25, 2003
Class A-5                    6.25%                June 25, 2002                  June 25, 2004
Class A-6                    6.32%             September 25, 2003              September 25, 2005
Class A-7                    6.42%             September 25, 2006              September 25, 2008
Class A-8                    6.48%              December 26, 2007              December 26, 2009

Call Features:                 5% cleanup (optional) of the initial
--------------                 aggregate principal balance
California Tax Exempt:         In the opinion of special counsel, interest and
----------------------         original issue discount will be exempt from
                               California personal income tax, but not exempt from the California franchise tax applicable to banks and corporations.

Expected Principal
Amortization Schedule:         See Attachment II
----------------------
Distributions to Investors:    Quarterly
---------------------------
Annual Servicing Fee as a
Percent of the Issuance
Amount:                        0.25 percent for so long as the FTA charges are
-----------------------        included as a line item on bills otherwise
                               sent to customers, 1.50 percent if FTA
                               charges are not included as a line item on bills otherwise sent to customers, but, instead, are billed separately to customers.

Overcollateralization Amount
----------------------------
for the Series:                $14,505,000.00, which is 0.50% of the initial
---------------                amount issued, to be collected ratably
                               (equal quarterly amounts) over the
                               term of the series



/3/ The coupon rate for the series is calculated as the modified duration weighted average of the coupon rates of each class.

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 4


Equity Contribution to SPE:            $14,505,000.00, which is 0.50% of
---------------------------            the initial amount issued


Pledges by Issuer of SPE Debt
-----------------------------
Securities and all security therefor:  Not applicable
-------------------------------------


Additional Structural Detail:
-----------------------------

     The Commission recognized that the structure of the transaction might need to be modified to obtain the desired tax treatment, the desired bond rating, or for other reasons, and provided for such flexibility (D. 97-09-054, pp. 31-32; D. 97-09-055 p. 3). The following minor structural details were determined after D. 97-09-054 and D. 97-09-055 were issued, have been approved by the California Infrastructure and Economic Development Bank, and are reflected in this Issuance Advice Letter.

     1. FTA charge collections in excess of the scheduled principal and interest payments and current administrative costs will be retained (as described in 3., below), rather than being used immediately to pay down additional principal on the RRBs. The FTA charge will be adjusted at least annually to reflect any retained excess FTA charge collections.
     2. The overcollateralization amount will be scheduled to accumulate ratably (equal quarterly amounts) over the expected term of the RRBs, to eventually reach 0.50% of the initial principal amount of the RRBs.
     3. The collection account established at the SPE will consist of four subaccounts; a general subaccount, a reserve subaccount (for retained excess FTA charge collections), an overcollateralization subaccount (for accumulated overcollateralization), and a capital subaccount (for certain equity contributed to the SPE). Retained excess FTA charge collections, accumulated overcollateralization, and all but $100,000 of SPE equity the capital subaccount will be available throughout the transaction to satisfy, but not accelerate, scheduled principal and interest payments on the RRBs if the sum of the FTA charge collections and investment earnings are insufficient. To the extent that accumulated overcollateralization or SPE capital is so applied, future FTA charges will be adjusted and applied to restore the scheduled accumulation of the overcollateralization and to restore the SPE equity.

     These minor structural details do not change the basic nature of the transaction, the nature of the entities involved, the issuer of the RRBs, or

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 5


  the applicability of the statutory provisions underlying the PG&E Financing Order.

  QUARTERLY VARIANCE TRIGGER MECHANISM

  The pro forma Issuance Advice Letter attached to D. 97-09-055 included language to state that each quarter the servicer would compare the actual RRB outstanding balance with the expected RRB outstanding balance, and if the variance was greater than a to-be-specified percentage trigger, a change to the FTA charges would be requested. D. 97-09-055 requires that criteria for the quarterly true-up trigger be established based on input from rating agencies. The rating agencies have determined that the quarterly true-up mechanism is unnecessary for obtaining an AAA rating (the highest possible rating) on the RRBs. Based on this input from rating agencies, PG&E will not implement the quarterly true-up mechanism./4/


  CONFIRMATION OF RATEPAYER BENEFITS

  D. 97-09-055 requires PG&E to demonstrate, using the bond sizing model found reasonable in that decision, that the actual pricing terms of the RRBs result in net present value benefits. Attached to this Advice Filing is a spreadsheet calculation which shows expected net present value benefits of $562____ million for this series of RRBs. The net present value benefits calculation is shown in Attachment III.

FTA CHARGES

  Table I below shows the current assumptions for each of the variables used in the FTA charges calculation.




------------------------
/4/ Due to the timing of the issuance of the RRBs, the data necessary for an Annual True-up Mechanism Advice Letter in 1997 will not be available. Thus, the first annual true-up of the FTA charge will occur effective January 1, 1999.

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 6

----------------------------------------------------------------------------------------
                                    TABLE I
                         INPUT VALUES FOR FTA CHARGES
--------------------------------------------------------------------------
                                                            Eligible Small
                                         Residential          Commercial
                                          Customers           Customers
--------------------------------------------------------------------------
Monthly kWh sales:
--------------------------------------------------------------------------
  December 1997                             882,765,147        223,653,493
--------------------------------------------------------------------------
  January 1998                            2,231,886,270        520,230,795
--------------------------------------------------------------------------
  February 1998                           2,253,808,573        593,714,109
--------------------------------------------------------------------------
  March 1998                              2,121,397,871        601,348,939
--------------------------------------------------------------------------
  April 1998                              1,996,611,276        565,714,139
--------------------------------------------------------------------------
  May 1998                                1,966,797,848        586,340,834
--------------------------------------------------------------------------
  June 1998                               2,113,898,069        629,126,654
--------------------------------------------------------------------------
  July 1998                               2,346,776,497        678,894,185
--------------------------------------------------------------------------
  August 1998                             2,488,389,876        706,920,654
--------------------------------------------------------------------------
  September 1998                          2,327,863,360        706,977,852
--------------------------------------------------------------------------
  October 1998                            2,019,891,086        674,001,309
--------------------------------------------------------------------------
  November 1998                           2,038,298,860        622,592,248
--------------------------------------------------------------------------
  December 1998                           2,345,044,767        607,617,910
--------------------------------------------------------------------------
Residential and eligible small
 commercial bill charge June 1996          11.92 c/kWh         12.46 c/kWh
--------------------------------------------------------------------------
Percent of residential customers' and
 eligible small commercial customers'
 billed amounts expected to be
 uncollected                                      0.64%
--------------------------------------------------------------------------
Percent of billed amounts collected in
 current month                                   37.84%             38.63%
--------------------------------------------------------------------------
Percent of billed amounts collected in
 second month after billing                      50.19%             54.58%
--------------------------------------------------------------------------
Percent of billed amounts collected in
 third month after billing                        9.05%              5.08%
--------------------------------------------------------------------------
Percent of billed amounts collected in
 fourth month after billing                       1.71%              1.10%
--------------------------------------------------------------------------
Percent of billed amounts collected in
 fifth month after billing                        0.39%              0.47%
--------------------------------------------------------------------------
Percent of billed amounts collected in
 sixth month after billing                        0.17%              0.00%
--------------------------------------------------------------------------

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 7

                                                                       For Series
----------------------------------------------------------------------------------------
Quarterly Overcollateralization amount                                      $362,625.00
----------------------------------------------------------------------------------------
Quarterly Servicing Fee as percent of outstanding balance                       0.0625%
----------------------------------------------------------------------------------------
Quarterly Monthly ongoing transaction expenses                               $31,250.00
----------------------------------------------------------------------------------------
Expected FTA outstanding RRB principal balance as of 12/31/98         $2,610,900,000.00
----------------------------------------------------------------------------------------

  Table II shows the initial FTA charges calculated for residential and eligible small commercial customers. The FTA calculations are shown in Attachment IV.


                           TABLE II
--------------------------------------------------------------
Residential Customer FTA Charge           1.61508 c/kWh
--------------------------------------------------------------
Eligible Small Commercial Customer FTA
 Charge                                   1.68825 c/kWh
--------------------------------------------------------------

  Proposed changes to Preliminary Statement Part I to show FTA charges to be effective [December 82, 1997], are included in Attachment I.

  TRANSITION PROPERTY

  Transition property is the property described in Public Utilities Code (S) 840
  (g) relating to the FTA charges set forth herein, including, without limitation, all of the following:

     1) The right, title, and interest in and to the FTA charges set forth herein, as adjusted from time to time.

     2)  The right to be paid the total amounts shown on Attachment V.

     3) The right, title, and interest in and to all revenues, collections, claims, payments, money, or proceeds of or arising from the FTA charges, set forth herein.

     4) All rights to obtain adjustments to the FTA charges under the True-Up Mechanism.

  These FTA charges, as adjusted from time to time, shall remain in place until the total amounts in Attachment V are paid in full to the owner of the transition property, or its assignee(s).

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 8


  COPIES OF UCC-1 FINANCING STATEMENTS

  Attached as Attachment VI, PG&E submits, in compliance with PU Code (S)844
  (c), a copy of the UCC-1 Financing Statement filed in connection with the sale of certain Transition Property from Pacific Gas and Electric Company to PG&E Funding LLCcreating a security interest in certain Transition Property, the original of which will be filed with the California Secretary of State, in connection with the issuance of RRBs pursuant to D. 97-09-055. The attached UCC-1 Financing Statement identifies certain Transition Property as the Collateral therein, and identifies Pacific Gas and Electric Company, as Debtor, PG&E Funding LLC as Secured Party, and Bankers Trust Company of California, N.A., as Note Trustee, as Assignee of Secured Party.

  Attached as Attachment VII, PG&E submits, in compliance with PU Code (S)843
  (b), a copy of the UCC-1 Financing Statement creating a security interest in certain Transition Property, the original of which will be filed with the California Secretary of State in accordance with Chapter 4 (commencing with
  (S)9401) of Division 9 of the Commercial Code, in connection with the issuance of RRBs pursuant to D. 97-09-055. The attached UCC-1 Financing Statement identifies certain Transition Property as the Collateral therein, and identifies Pacific Gas and Electric Company, as debtor, PG&E Funding LLC as Secured Party, and Bankers Trust Company of California, N.A., as Note Trustee, as Assignee of Secured Party.

  Attached as Attachment VIII, PG&E submits on behalf of PG&E Funding LLC, in compliance with PU Code (S)843 (b), a copy of the UCC-1 Financing Statement creating a security interest in certain Transition Property, the original of which will be filed with the California Secretary of State in accordance with Chapter 4 (commencing with (S) 9401) of Division 9 of the Commercial Code, in connection with the issuance of RRBs pursuant to D. 97-09-055. The attached UCC-1 Financing Statement identifies certain Transition Property as the Collateral therein, and identifies PG&E Funding LLC as Debtor and Bankers Trust Company of California, N.A., as Note Trustee, as Secured Party.

  This filing will not increase any rate or charge, cause the withdrawal of service, or conflict with any rate schedule or rule.

  In accordance with D. 97-09-055, these FTA charges shall be effective on [DECEMBER 82, 1997], which is 5 business days after the date of filing and will continue to be effective, unless they are changed by a subsequent FTA

Public Utilities Commission
Advice 1715-E
December 1, 1997
Page 9



  Charge Issuance Advice Letter, or an FTA Charge True-Up Mechanism Advice
  Letter.

  Anyone wishing to protest this filing may do so by sending a letter within 20 days of this filing. Protests should be mailed to:

  IMC Branch Chief
  Energy Division
  California Public Utilities Commission
  505 Van Ness Avenue, Room 4002
  San Francisco, California 94102
  Facsimile: (415) 703-2200

  Copies should also be mailed to the attention of the Director, Energy Division (address above), and Les Guliasi, Regulatory Relations Manager, 77 Beale Street, Mail Code B10C, P.O. Box 770000, San Francisco, California 94177, Facsimile (415) 973-7451. The protest should set forth the grounds upon which it is based and shall be submitted expeditiously. There are no restrictions on who may file a protest.

  In accordance with Section III, Paragraph G of General Order 96-A, PG&E is mailing copies of this advice filing to the utilities and interested parties shown on the attached list, and interested parties in A. 97-05-006. Address change requests should be directed to Rose Abao at (415) 973-3529.



  Vice President - Rates and Account Services

  Attachments

  cc:   CPUC, SF - Attn: Paul Clanon, Energy Division
        CPUC, SF - Attn: Elena Schmid, ORA
        CPUC, SF - Attn: Juanita Porter, Energy Division
        CPUC, SF - Attn: Wade McCartney, Energy Division